Summary Prospectus Supplement dated May 5, 2010
The purpose of this mailing is to provide you with changes to the current Summary Prospectus for Institutional Class shares of the Fund listed below:
Invesco International Total Return Fund
Effective April 30, 2010, AIM International Total Return Fund will be known as Invesco International Total Return Fund.